Exhibit 99.1


                                                             EXECUTION VERSION


           SUPPORT AGREEMENT (this "Agreement"), dated as of February 27, 2004, by and among GMI Holding Corporation, a Delaware corporation ("Parent"), GMI Merger Corporation, a Delaware corporation ("Purchaser"), and Carl Marks Strategic Investments, L.P. and Carl Marks Strategic Investments III, L.P. (together, the "Stockholder").

           WHEREAS, concurrently with the execution of this Agreement, Guilford Mills, Inc., a Delaware corporation (the "Company"), Parent and Purchaser are entering into an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"; capitalized terms used but not defined in this Agreement have the meanings ascribed thereto in the Merger Agreement);

           WHEREAS, as of the date hereof, Stockholder is the beneficial owner of 575,613 shares of common stock, $0.01 par value, of the Company (such Shares, together with any other shares of Company Common Stock acquired by Stockholder after the date hereof, being collectively referred to herein as the "Stockholder Shares"); and

           WHEREAS, as a condition to their willingness to enter into the Merger Agreement, Parent and Purchaser have required that Stockholder enter into this Agreement and, in order to induce Parent and Purchaser to enter into the Merger Agreement, Stockholder is willing to enter into this Agreement.

           NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

           1. Agreements of Stockholder.

           (a) Tender. Unless this Agreement shall have been terminated in accordance with its terms, Stockholder shall (i) as promptly as practicable and in any event within ten business days of the commencement of the Offer, validly tender all of the Stockholder Shares into the Offer, pursuant to and in accordance with the terms of the Offer, and (ii) not withdraw, or cause to be withdrawn, any Stockholder Shares from the Offer.

           (b) Voting. From the date hereof until any termination of this Agreement in accordance with its terms, at any meeting of the stockholders of the Company however called (or any action by written consent in lieu of a meeting) or any adjournment thereof, Stockholder shall vote all Stockholder Shares (or cause them to be voted), or execute (or cause to be executed) written consents in respect thereof, (i) in favor of the adoption of the Merger Agreement and the approval of the Transactions, (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company in the Merger Agreement, and (iii) against any action that is intended or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage the consummation of the Offer or the Merger. Any such vote shall be cast (or consent shall be given) by, or at the direction of, Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including


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for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent).

           (c) Restriction on Transfer; Proxies; Non-Interference; etc. From the date hereof until any termination of this Agreement in accordance with its terms, Stockholder shall not (i) sell, transfer (including by operation of law), give, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, gift, pledge, encumbrance, assignment or other disposition of, any Stockholder Shares, (ii) deposit any Stockholder Shares into a voting trust or grant any proxies or enter into a voting agreement, power of attorney or voting trust with respect to any Stockholder Shares or (iii) take any action that would make any representation or warranty of Stockholder set forth in this Agreement untrue or incorrect in any material respect or have the effect of preventing, disabling or materially delaying Stockholder from performing any of its obligations under this Agreement.

           (d) No Solicitation. Stockholder shall cease, and shall use its reasonable best efforts to cause its directors, officers, employees, investment bankers and representatives that have authority for the management of Stockholder's investment in the Shares to cease, any discussions or negotiations with any Person that may be ongoing as of the date of this Agreement with respect to a Takeover Proposal. From the date hereof until any termination of this Agreement in accordance with its terms, Stockholder shall not, and shall use its reasonable best efforts to cause its directors, officers, employees, investment bankers and representatives that have authority for the management of Stockholder's investment in the Shares not to (i) solicit, initiate or knowingly encourage (including by way of furnishing information) the initiation of any Takeover Proposal or (ii) participate in any discussions with any third party regarding, or furnish to any third party any non-public information in connection with any Takeover Proposal.

           (e) Publication. Stockholder consents to Parent and Purchaser publishing and disclosing in the Offer Documents Stockholder's identity and ownership of Company Common Stock and the nature of Stockholder's commitments, arrangements and understandings under this Agreement.

           2. Representation and Warranties of Parent and Purchaser. Parent and Purchaser each hereby jointly and severally represents and warrants to Stockholder as follows:

           (a) Corporate Organization. Each of Parent and Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

           (b) Authority. Each of Parent and Purchaser has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the Transactions. The execution, delivery and performance by Parent and Purchaser of this Agreement, and the consummation of the Transactions, have been duly authorized and approved by their respective Boards of Directors and by


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Parent as the sole stockholder of Purchaser, and no other corporate action on the part of Parent and Purchaser is necessary to authorize the execution and delivery by Parent and Purchaser of this Agreement and the consummation by them of the Transactions. This Agreement has been duly executed and delivered by Parent and Purchaser and, assuming due and valid authorization, execution and delivery hereof by Stockholder, constitutes a valid and binding obligation of each of Parent and Purchaser, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

           (c) Consents and Approvals; No Violations.

           (i) Except for (A) the filing with the SEC of the Offer Documents and, if necessary, a Proxy Statement in definitive form, and other filings required under, and compliance with other applicable requirements of, the Exchange Act, (B) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL and (C) filings required under, and compliance with other applicable requirements of, Foreign Antitrust Laws, no consents or approvals of, or filings, declarations or registrations with, any Governmental Entity are necessary for the consummation by Parent and Purchaser of the Transactions, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

           (ii) Neither the execution and delivery of this Agreement by Parent or Purchaser, nor the consummation by Parent or Purchaser of the Transactions, nor compliance by Parent or Purchaser with any of the terms or provisions hereof, will (A) conflict with or violate any provision of the certificate of incorporation or bylaws of Parent or Purchaser or (B) assuming that the authorizations, consents, approvals and filings referred to in Section 2(c)(i) are obtained and made, (x) violate any Law, judgment, writ or injunction of any Governmental Entity applicable to Parent or any of its subsidiaries or any of their respective properties or assets, or (y) violate, conflict with, result in the loss of any material benefit under or constitute a default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, permit, lease, agreement or other instrument or obligation to which Parent, Purchaser or any of their respective subsidiaries is a party, or by which they or any of their respective properties or assets may be bound or affected, except, in the case of clause (B), for such violations, conflicts, losses or defaults as would not reasonably be expected to have a Parent Material Adverse Effect.

           (d) Financing. Parent and Purchaser collectively have, and will have at the date that Purchaser becomes obligated to accept for payment and pay for Shares pursuant to the Offer, sufficient cash resources available to pay for the Shares that Purchaser becomes so obligated to accept for payment and pay for pursuant to the Offer.

           3. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent and Purchaser as follows:


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           (a) Organization; Authority. Each of Carl Marks Strategic
Investments, L.P. and Carl Marks Strategic Investments III, L.P. is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Stockholder of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized and approved by all necessary action on the part of Stockholder and no further action on the part of Stockholder is necessary to authorize the execution and delivery by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Stockholder and, assuming due and valid authorization, execution and delivery hereof by Parent and Purchaser, constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.

           (b) Consents and Approvals; No Violations.

           (i) No consents or approvals of, or filings, declarations or registrations with, any Governmental Entity are necessary for the consummation by Stockholder of the transactions contemplated by this Agreement, other than such other consents, approvals, filings, declarations or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement.

           (ii) Neither the execution and delivery of this Agreement by Stockholder, nor the consummation by Stockholder of the transactions contemplated hereby, nor compliance by Stockholder with any of the terms or provisions hereof, will (A) conflict with or violate any provision of the organizational documents of Stockholder or (B) assuming that the authorizations, consents, approvals and filings referred to in Section 3(b)(i), if any, are obtained and made, (x) violate any Law, judgment, writ or injunction of any Governmental Entity applicable to Stockholder or any of its properties or assets, or (y) violate, conflict with, result in the loss of any material benefit under or constitute a default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, permit, lease, agreement or other instrument or obligation to which Stockholder is a party, or by which any of its properties or assets may be bound or affected, except, in the case of clause (B), for such violations, conflicts, losses or defaults as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement.

           (c) Ownership of Shares. Stockholder beneficially owns all of the Stockholder Shares. Stockholder owns all of the Stockholder Shares free and clear of any proxy, voting restriction, adverse claim or other Lien (other than restrictions in favor of Parent and Purchaser pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the "blue sky" laws of the various States of the United States). Without limiting the foregoing, except for restrictions in favor of Parent and Purchaser pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the "blue sky" laws of the various States of the United


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States, Stockholder has sole voting power and sole power of disposition with respect to all Stockholder Shares, with no restrictions on Stockholder's rights of voting or disposition pertaining thereto and no Person other than Stockholder has any right to direct or approve the voting or disposition of any Stockholder Shares. As of the date hereof, Stockholder does not own, beneficially or of record, any equity securities of the Company other than 575,613 Shares which constitute Stockholder Shares.

           4. Termination. This Agreement shall terminate on the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) at such time as the Board of Directors of the Company, pursuant to the provisions of Section 5.2(b) of the Merger Agreement, withdraws its approval of the Merger Agreement and the Transactions or its recommendation that the Company's stockholders accept the Offer and tender their Shares to Purchaser pursuant thereto, (c) the day after the Offer is terminated or expires, provided Stockholder has complied with its obligations hereunder, (d) the date that is 90 days after the date hereof, or (e) at Stockholder's election in the event that the Merger Agreement is amended in a manner that materially adversely affects Stockholder. Notwithstanding the foregoing, (i) nothing herein shall relieve any party from liability for fraud or any willful breach of this Agreement and (ii) the provisions of this Section 4 and Section 5 shall survive any termination of this Agreement.

           5. Miscellaneous.

           (a) Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

           (b) Additional Shares. Until any termination of this Agreement in accordance with its terms, Stockholder shall promptly notify Parent of the number of Shares, if any, as to which Stockholder acquires record or beneficial ownership after the date hereof. Any Shares as to which Stockholder acquires record or beneficial ownership after the date hereof and prior to termination of this Agreement shall be Stockholder Shares for purposes of this Agreement. Without limiting the foregoing, in the event of any stock split, stock dividend or other change in the capital structure of the Company affecting the Company Common Stock, the number of Shares constituting Stockholder Shares shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company Common Stock or other voting securities of the Company issued to Stockholder in connection therewith.

           (c) Definition of "Beneficial Ownership". For purposes of this Agreement, "beneficial ownership" with respect to (or to "own beneficially") any securities shall mean having "beneficial ownership" of such securities (as


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determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

           (d) Further Assurances. From time to time, at the request of Parent and without further consideration, Stockholder shall execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

           (e) Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement is not intended to and shall not confer upon any Person other than the parties hereto any rights hereunder.

           (f) Assignment; Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent and Purchaser may assign any of their rights, interests or obligations hereunder to any of their affiliates or to any financial institution providing financing to pay all or a portion of the Merger Consideration; provided, however, that any such assignment shall not relieve Parent or Purchaser from their respective obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 5(f) shall be null and void.

           (g) Amendments; Waiver. This Agreement may not be amended or supplemented, except by a written agreement executed by the parties hereto. Any party to this Agreement may (A) waive any inaccuracies in the representations and warranties of any other party hereto or extend the time for the performance of any of the obligations or acts of any other party hereto or (B) waive compliance by the other party with any of the agreements contained herein. Notwithstanding the foregoing, no failure or delay by Parent or Purchaser in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

           (h) Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by


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applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

           (i) Counterparts. This Agreement may be executed in two or more separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other parties hereto.

           (j) Descriptive Headings. Headings of Sections and subsections of this Agreement are for convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

           (k) Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

                     If to Parent or Purchaser, to:

                               Cerberus Capital Management, L.P.
                               299 Park Avenue
                               New York, NY 10022
                               Attention:  Dev Kapadia
                               Facsimile:  212-755-1409

                     with a copy (which shall not constitute notice) to:

                               Schulte Roth & Zabel LLP
                               919 Third Ave.
                               New York, NY 10022
                               Attention:  Marc Weingarten
                               Facsimile:  212-593-5955

                     if to Stockholder, to:

                               Carl Marks Management Company, L.P.
                               900 Third Avenue, 33rd Floor
                               New York, NY 10022
                               Attention:  James F. Wilson
                               Facsimile:  212-980-2631

                     with a copy (which shall not constitute notice) to:

                               Carl Marks Management Company, L.P.
                               900 Third Avenue, 33rd Floor
                               New York, NY 10022
                               Attention:  Lauren Siegel
                               Facsimile:  212-980-2631


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or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 P.M. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

           (l) Drafting. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

           (m) GOVERNING LAW; ENFORCEMENT; JURISDICTION; WAIVER OF JURY TRIAL.

           (i) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

           (ii) THE PARTIES AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH THEIR SPECIFIC TERMS OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS TO PREVENT BREACHES OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS OF THIS AGREEMENT IN ANY COURT OF THE UNITED STATES LOCATED IN THE STATE OF DELAWARE OR IN DELAWARE STATE COURT, WITHOUT BOND OR OTHER SECURITY BEING REQUIRED, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY ARE ENTITLED AT LAW OR IN EQUITY.

           (iii) EACH OF THE PARTIES HERETO (A) CONSENTS TO SUBMIT ITSELF TO THE PERSONAL JURISDICTION OF ANY FEDERAL COURT LOCATED IN THE STATE OF DELAWARE OR ANY DELAWARE STATE COURT IN THE EVENT ANY DISPUTE ARISES OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, (B) AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT AND (C) AGREES THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY COURT OTHER THAN A FEDERAL OR STATE COURT SITTING IN THE STATE OF DELAWARE.

           (iv) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL


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RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO
THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


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           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.



                        GMI HOLDING CORPORATION

                        By: /s/ Mark Neporent
                            ----------------------------------------------
                            Name: Mark Neporent
                            Title: President



                        GMI MERGER CORPORATION

                        By: /s/ Mark Neporent
                            ----------------------------------------------
                            Name: Mark Neporent
                            Title: President



                        CARL MARKS STRATEGIC INVESTMENTS, L.P.
                        CARL MARKS STRATEGIC INVESTMENTS III, L.P.

                        BY: Carl Marks Management Company, L.P,
                            their General Partner

                        By: /s/ James F. Wilson
                            ----------------------------------------------
                            Name: James F. Wilson
                            Title: General Partner









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